Accounts Receivable	12 Months Ended
Dec. 31, 2024
Accounts Receivable [Abstract]
Accounts Receivable
4.	Accounts Receivable

	At December 31,
	2024	2023
Accounts receivable from third parties	$2,280,447	$2,451,422
Accounts receivable from related parties	19,772	2,174
Less: Allowance for credit losses	(540,626)	(297,808)
	$1,759,593	$2,155,788

The balance includes receivables totaling $356,106 from two customers, which are currently subject to civil proceedings for recovery. As of the reporting date, the legal process is still at an early stage. Due to the uncertainty surrounding the recoverability of these receivables, management has recognized a full allowance for credit losses against these amounts.